IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY
                                       OF
                               HSBC INVESTOR FUNDS
                     HSBC INVESTOR MID-CAP FUND (THE "FUND")

                       SUPPLEMENT DATED DECEMBER 26, 2007
                                       TO
                   THE HSBC INVESTOR FUNDS PROSPECTUSES DATED
                             FEBRUARY 28, 2007, AND
                             AS SUPPLEMENTED TO DATE

The Fund will institute the following investment policy change on February 28, 2008, and the corresponding section of the prospectus will read as follows. Please refer to the prospectus for the full text of the supplemented section.

         The Fund pursues its goal by investing, under normal circumstances, at least 80% of its net assets in equity securities (i.e., common stocks, preferred stocks, convertible securities and rights and warrants) of mid-capitalization companies.

         Mid-capitalization companies are those companies with market capitalizations within the range of companies included in the S&P MidCap 400(R) Index, or within the range of companies included in the Russell Midcap Index.


INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE